[Logo: Pioneer logo]


Pioneer Strategic
Income Fund



ANNUAL REPORT 9/30/99

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                      1

Portfolio Summary                             2

Performance Update                            3

Portfolio Management Discussion               6

Schedule of Investments                       9

Financial Statements                         15

Notes to Financial Statements                21

Report of Independent Public Accountants     27

Trustees, Officers and Service Providers     28

The Pioneer Family of Mutual Funds           29

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 9/30/99
--------------------------------------------------------------------------------


Dear Shareowner,
--------------------------------------------------------------------------------

I am very pleased to introduce this first annual report for Pioneer Strategic Income Fund, covering the period from the Fund's inception on April 15, 1999 to September 30, 1999. I thank you for your interest and am confident that your relationship with Pioneer will be rewarding.

As we approach the new millennium, it seems a suitable time to look back on how the world of investing has changed since Pioneer was founded in 1928. The creation of affordable investment options, including mutual funds, has brought opportunity to millions of people worldwide and surely should be counted among this century's greatest accomplishments. Just consider the impact a few notable innovations - money market funds, employer-sponsored retirement vehicles and the concept of international investing - have had on your life.

In some ways, investing has changed a great deal. One thing, however, remains the same - our belief in the importance of a long-term perspective. Attempts at market timing and the advent of day-trading unfortunately have led some to adopt a "get rich quick" mentality. Looking back over time, lasting wealth has come to investors who held to their discipline and didn't veer off course to chase the rising star of the day. A solid, forward-thinking plan can offer great rewards, even though it can be a tad dull moment-to-moment.

This year, we are taking extra steps to make your planning easier, especially tax planning. I'm pleased to announce that Pioneer funds will distribute their capital gains in November - a month earlier than in past years. We hope you'll take advantage of the extra time to work with your investment professional to prepare for the new century.

I encourage you to read on to learn more about your Fund, including the question and answer session with your portfolio management team. If you have any questions, please contact your investment professional. You can also visit our web site at www.pioneerfunds.com to obtain information about our funds and to view 1999 distribution information.

Respectfully,


/s/ John F. Cogan, Jr.


John F. Cogan, Jr.
Chairman and President

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 9/30/99
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Pie chart data]

Corporate Bonds               43.0%

U.S. Treasury Obligations     18.1%

Mortgages                     17.4%

Foreign Government Bonds       6.3%

Convertible Corporate Bonds    5.9%

Short-Term Cash Equivalents    4.7%

Asset-Backed Securities        4.4%

Supernational Bonds            0.2%


Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[Pie chart data]

0-2 Years, 5%

2-5 Years, 18%

5-7 Years, 15%

7-10 Years, 44%

10-20 Years, 7%

20+ Years, 11%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

  1. U.S. Treasury Notes, 6.125%, 8/15/07           5.65%
  2. U.S. Treasury Notes, 5.625%, 5/15/08           5.36
  3. Stadshypotek AB, 5.0%, 12/17/03                2.94
  4. U.S. Treasury Notes, 6.0%, 8/15/04             2.93
  5. Republic of Argentina, 6.0%, 3/31/23           2.65
  6. U.S. Treasury Notes, 5.25%, 5/15/04            2.43
  7. U.S. Treasury Bonds, 7.875%, 2/15/21           2.08
  8. Realkredit Danmark, 6.0%, 10/1/29              1.84
  9. Reliance Industries, Ltd., 10.5%, 8/6/46       1.79
 10. Huntsman ICI Chemicals LLC, 10.125%, 7/1/09    1.75

 Fund holdings will vary for other periods.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/99                                      CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  9/30/99         4/15/99
                            $ 9.52          $ 10.00

 Distributions per Share    Income          Short-Term          Long-Term
 (4/15/99 - 9/30/99)        Dividends       Capital Gains       Capital Gains
                            $0.271              -                    -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to the growth of the Lehman Brothers Aggregate Bond Index.


         Cumulative Total Returns
        (As of September 30, 1999)

                 Net Asset     Public Offering
     Period        Value           Price*
  Life-of-Fund    -2.09%           -6.50%
   (4/15/99)

   * Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[Mountain chart data]

Growth of $10,000+

         Pioneer Strategic     Lehman Aggregate
            Income Fund*          Bond Index
4/99           9,550                10,000
5/99           9,390                 9,912
6/99           9,404                 9,880
7/99           9,339                 9,838
8/99           9,274                 9,833
9/99           9,314                 9,947

+ Index comparison begins April 30, 1999. The Lehman Brothers Aggregate Bond
  Index is a market value-weighted measure of treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/99                             CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  9/30/99         4/15/99
                            $9.56           $10.00

 Distributions per Share    Income          Short-Term          Long-Term
 (4/15/99 - 9/30/99)        Dividends       Capital Gains       Capital Gains
                            $0.231               -                  -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Strategic Income Fund, compared to the growth of the Lehman Brothers Aggregate Bond Index.


          Cumulative Total Returns
         (As of September 30, 1999)

                   If          If
 Period           Held       Redeemed*
 Life-of-Fund    -2.10%      -5.92%
 (4/15/99)

  * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Mountain chart data]

Growth of $10,000+

           Pioneer Strategic         Lehman Brothers
              Income Fund*        Aggregate Bond Index
4/99            10,000                   10,000
5/99             9,816                    9,912
6/99             9,837                    9,880
7/99             9,765                    9,838
8/99             9,703                    9,833
9/99             9,361                    9,947

+ Index comparison begins April 30, 1999. The Lehman Brothers Aggregate Bond
  Index is a market value-weighted measure of treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/99                             CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  9/30/99         4/15/99
                            $9.52           $10.00

 Distributions per Share    Income          Short-Term          Long-Term
 (4/15/99 - 9/30/99)        Dividends       Capital Gains       Capital Gains
                            $0.277               -                   -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Strategic Income Fund, compared to the growth of the Lehman Brothers Aggregate Bond Index.


          Cumulative Total Returns
         (As of September 30, 1999)

                   If           If
  Period          Held       Redeemed*
  Life-of-Fund   -2.04%       -3.00%
  (4/15/99)


 * Assumes reinvestment of distributions. A 1% contingent deferred sales charge
   (CDSC) applies to redemptions made within one year of purchase.

[Mountain chart data]

Growth of $10,000+

              Pioneer Strategic         Lehman Brothers
                Income Fund*         Aggregate Bond Index
4/99               10,000                   10,000
5/99                9,862                    9,912
6/99                9,873                    9,880
7/99                9,800                    9,838
8/99                9,727                    9,833
9/99                9,671                    9,947

+ Index comparison begins April 30, 1999. The Lehman Brothers Aggregate Bond
  Index is a market value-weighted measure of treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/99
--------------------------------------------------------------------------------


Pioneer Strategic Income Fund's first fiscal period closed on September 30, 1999. The following discussion with your investment team - Kenneth J. Taubes, Salvatore P. Pramas and Margaret D. Patel - details the investment environment and strategies that affected your Fund's performance since its inception on April 15, 1999.


Q: Ken, how is Pioneer Strategic Income Fund's investment team structured?

A: A team of specialists, each of whom is responsible for a different area of the fixed-income market, manages the Fund. The team meets formally each week to review and evaluate market data. In addition, we meet informally every day to manage security decisions. I oversee the team's day-to-day management of the Fund and also focus on the overall asset allocation. Sal oversees the Fund's international investments, while Margaret has responsibility for the high-yield portion of the Fund. We believe our team approach benefits shareowners by bringing together many disciplines and leveraging our resources.


Q: How did the Fund perform with interest rates rising?

A: From the Fund's inception on April 15 to September 30, the Fund's Class A shares returned -2.09% at net asset value. In comparison, the Lehman Brothers Aggregate Bond Index returned -0.52% (April 30 through September
   30). While we never like to see a negative return, the Fund's performance was in line with the across-the-board decline brought on by higher rates. However, the Fund did produce an attractive level of income. Its 30-day SEC yield stood at an attractive 8.18% at the end of the period.

   The Fund's position in mortgage-backed securities and foreign currencies particularly the euro - contributed positively to performance, offsetting some of the declines incurred in high-yield bonds, a sector that was particularly hard-hit during the summer.


Q: How did the Fund's broad investment parameters benefit shareowners?

A: The Fund's ability to diversify makes for a "one-stop shop" in the fixed-income markets. We actively manage the Fund, focusing on relative value

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   and price appreciation, seeking the "best blend" of investment sectors as market conditions shift. This can provide investors with above-average returns while potentially carrying lower volatility than stocks. We saw the benefit of this flexibility when U.S. interest rates rose, and the Fund was not limited to domestic investments when the outlook for foreign markets appeared brighter.


Q: How did you determine the Fund's current asset allocation?

A: We applied a value-oriented approach, targeting attractively priced bonds capable of generating solid income, as well as the potential for price appreciation. During the period, this meant underweighting high-yield issues, as compared to our peer group. Rising U.S. interest rates and concerns that the pace of the U.S. economy was growing at an unsustainable rate worked against the performance of the high-yield sector. Consequently, we focused on the higher-quality segments of the U.S. bond market, such as mortgage-backed securities. Internationally, we found Danish mortgage-backed securities, Swedish corporate bonds and German government bonds attractive. In addition, we built a position in the euro, the currency uniting eleven European countries, as it strengthened over the summer.

   We also took advantage of some compelling opportunities in the emerging markets, particularly in Asia and Latin America. For example, Thailand has responded quickly to reform its financial system and the Fund's position in Total Access Communication, the largest cellular phone company in that country, performed well. India is another example of where we believe our analysis revealed opportunity through a petrochemical company, Reliance Industries. Overall, the average quality of the portfolio was BBB. (Ratings apply to underlying securities, not Fund shares.)


Q: Did rising interest rates create investment opportunities?

A: Yes, especially in Europe. European high quality bond yields increased more than those of their U.S. counterparts, despite economic growth that was weaker than in the United States. Typically, higher yields are associated with stronger economic growth. We took advantage of the combination of high quality and attractive yields available in Europe, building a

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/99                           (continued)
--------------------------------------------------------------------------------


   position in German government bonds in the middle of the period. The interest rate outlook also appeared to be more favorable abroad. We believe that many investors are anticipating interest rate hikes by the European Central Bank, and have built those expectations into current bond prices. While European bond prices may fall somewhat if interest rates are raised, the fact that the increases are widely expected should cushion price declines.


Q: Where do you expect to find the best value over the next six months?

A: We are most optimistic about the investment environment in Europe, as well as prospects in Latin America and Asia. European bond yields have risen to attractive levels, and we believe, its economy is poised for stronger growth. The Europeans have implemented sound economic and monetary policies, and earlier weakness in the euro has given exports a lift. In Latin America, the economic recovery appears to be sustainable. Many Latin American securities have attractive relative value, although we continue to be selective because prospects for growth vary by individual country. Most of Asia, as well, seems to be moving in the right direction in terms of economic reform.

   We also believe the high-yield sector will continue to produce interesting investment prospects, particularly in the energy and health care industries. Oil prices have risen and are beginning to stabilize, and stronger overseas economies should help support the demand for oil. We also have become more positive about value in health care bonds. Yield advantages available in that industry rose dramatically over the past few years - pushing their prices lower relative to other industries - because of legislation that put pressure on the profits of hospitals. With improved pricing power, many hospitals seem to be getting some relief from that situation.

   We are optimistic about the prospects for the domestic bond market. A lot depends on whether the Federal Reserve can achieve a "soft landing" for the economy. We are seeing signs that rate increases are taking effect, as mortgage rates are rising and refinancings have slowed dramatically. If economic growth slows, inflationary pressures should subside. This scenario should bode well for a long-term decline in interest rates.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/99
--------------------------------------------------------------------------------


               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                      Value
                             INVESTMENT IN SECURITIES - 95.3%
                             CONVERTIBLE CORPORATE BONDS - 5.9%
$ 260,000      CCC+/Caa1     APP Finance VII, 3.5%, 4/30/03               $   134,229
  200,000      B+/B1         Mascotech, Inc., 4.5%, 12/15/03                  161,750
  150,000      B+/B2         Pogo Producing Co., 5.5%, 6/15/06                119,813
  200,000      NR/B2         Total Access Communication Public Co.,
                             Ltd., 2.0%, 5/31/06 (144A)                       193,000
  175,000      NR/NR         TVX Gold Inc., 5.0%, 3/28/02                     138,250
                                                                          -----------
                             Total Convertible Corporate Bonds
                             (Cost $811,926)                              $   747,042
                                                                          -----------
                             ASSET BACKED SECURITIES - 4.4%
1,073,000      NR/Aa3        Nykredit, 6.0%, 10/1/29                      $   139,945
1,400,000      NR/Aa3        Nykredit, 7.0%, 10/1/29                          194,119
1,699,000      NR/Aa3        Realkredit Danmark, 6.0%, 10/1/29                221,956
                                                                          -----------
                             Total Asset Backed Securities
                             (Cost $563,267)                              $   556,020
                                                                          -----------
                             CORPORATE BONDS - 43.0%
                             Agricultural Products - 1.0%
  135,000      B+/B2         Royster-Clark Inc., 10.25%, 4/1/09 (144A)    $   124,875
                                                                          -----------
                             Airlines - 1.3%
  175,000      BB/Ba2        Northwest Airlines Inc., 8.52%, 4/7/04       $   168,298
                                                                          -----------
                             Banks (Major Regional) - 2.8%
3,000,000      NR/NR         Stadshypotek AB, 5.0%, 12/17/03              $   353,898
                                                                          -----------
                             Banks (Money Center) - 1.5%
  100,000      A+/A1         Dresdner Funding Trust, 8.151%, 6/30/31
                             (144A)                                       $    93,741
  100,000      A+/Aa3        National Westminster Bancorp, Inc., 7.75%,
                             4/29/49                                           97,705
                                                                          -----------
                                                                          $   191,446
                                                                          -----------
                             Banks (Regional) - 1.1%
  150,000      BBB-/Baa2     Imperial Bank, 8.375%, 4/1/09                $   143,050
                                                                          -----------
                             Broadcasting (Cable/Television/Radio) - 3.2%
  125,000      BBB-/Baa2     British Sky Broadcasting, 8.2%, 7/15/09
                             (144A)                                       $   124,034
  135,000      B+/B2         Charter Communications Holdings LLC,
                             8.25%, 4/1/07 (144A)                             125,888

The accompanying notes are an integral part of these financial statements.    9

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/99                                    (continued)
--------------------------------------------------------------------------------


               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                      Value
                             Broadcasting (Cable/Television/Radio) -
                             (continued)
$ 150,000      B/B2          Echostar DBS Communications Corp.,
                             9.25%, 2/1/06                                $   148,125
                                                                          -----------
                                                                          $   398,047
                                                                          -----------
                             Building Materials - 1.1%
  150,000      B/B2          NCI Building Systems, Inc., 9.25%, 5/1/09    $   138,750
                                                                          -----------
                             Cellular/Wireless Communications - 2.7%
  200,000      B/B3          Crown Castle International Corp., 9.0%,
                             5/15/11                                      $   187,000
  150,000      B/B3          NEXTLINK Communications, Inc., 10.75%,
                             6/1/09                                           151,125
                                                                          -----------
                                                                          $   338,125
                                                                          -----------
                             Chemicals - 1.6%
  200,000      BB/Ba3        Lyondell Petrochemical Co, 9.875%,
                             5/1/07                                       $   199,000
                                                                          -----------
                             Chemicals (Diversified) - 1.6%
  200,000      B+/B2         Huntsman ICI Chemicals LLC, 10.125%,
                             7/1/09                                       $   210,209
                                                                          -----------
                             Chemicals (Specialty) - 1.7%
  250,000      BB/Ba2        Reliance Industries Ltd., 10.5%, 8/6/46
                             (144A)                                       $   215,327
                                                                          -----------
                             Consumer Finance - 2.4%
  150,000      BB-/B1        Advanta Corp., 7.0%, 5/1/01                  $   144,534
  202,000      B/B3          Delta Financial Corp., 9.5%, 8/1/04              161,600
                                                                          -----------
                                                                          $   306,134
                                                                          -----------
                             Distributors (Food & Health) - 0.8%
  150,000      CCC+/Caa1     Ameriserve Food Distribution, Inc.,
                             10.125%, 7/15/07                             $   100,500
                                                                          -----------
                             Electric Companies - 1.6%
  200,000      BBB-/Baa3     Great Lakes Power Inc., 8.30%, 3/1/05        $   199,686
                                                                          -----------
                             Electrical Equipment - 1.0%
  140,000      B/B2          Wesco Distribution Inc, 9.125%, 6/1/08       $   130,900
                                                                          -----------

10 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                      Value
                             Engineering & Construction - 1.0%
$ 135,000      B/B2          Metromedia Fiber Network, Inc., 10.0%,
                             11/15/08                                     $   130,950
                                                                          -----------
                             Entertainment - 1.1%
  150,000      B-/B3         Premier Parks, Inc., 9.75%, 6/15/07          $   145,125
                                                                          -----------
                             Foods - 1.0%
  135,000      B/B3          Agrilink Foods Inc., 11.875%, 11/1/08        $   123,863
                                                                          -----------
                             Healthcare (Drugs/Major Pharmaceutical) -
                             1.2%
  150,000      B/B3          King Pharmaceutical Inc., 10.75%,
                             2/15/09                                      $   154,500
                                                                          -----------
                             Healthcare (Hospital Management) - 0.9%
  125,000      B+/Ba3        Quorum Health Group Inc., 8.75%,
                             11/1/05                                      $   111,250
                                                                          -----------
                             Healthcare (Medical Products/Supplies) -
                             0.9%
   30,000      NR/Ba1        Beckman Instruments, Inc., 7.05%, 6/1/26     $    28,271
   90,000      B-/B3         Fisher Scientific International Inc., 9.0%,
                             2/1/08                                            84,150
                                                                          -----------
                                                                          $   112,421
                                                                          -----------
                             Metals Mining - 0.9%
  135,000      Ba3/BB-       AEI Resources, Inc., 11.5%, 12/15/06
                             (144A)                                       $   118,800
                                                                          -----------
                             Oil & Gas (Drilling & Equipment) - 1.3%
  150,000      BB-/Ba3       RBF Finance Co., 11.0%, 3/15/06              $   158,250
                                                                          -----------
                             Oil & Gas (Production & Exploration) - 2.3%
  150,000      BB-/Ba2       Gulf Canada Resources Ltd., 9.625%,
                             7/1/05                                       $   153,015
  135,000      BB+/Ba1       Santa Fe Snyder Corp., 8.05%, 6/15/04            133,310
                                                                          -----------
                                                                          $   286,325
                                                                          -----------
                             Power Producers (Independent) - 1.0%
  215,000      BB-/Ba3       AES China Generating Co., 10.125%,
                             12/15/06                                     $   129,000
                                                                          -----------
                             Real Estate - 2.5%
  200,000      BBB-/Baa3     Colonial Realty LP, Senior Note, 7.0%,
                             7/14/07                                      $   180,584

The accompanying notes are an integral part of these financial statements.   11

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/99                                    (continued)
--------------------------------------------------------------------------------


               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                         Value
                             Real Estate - (continued)
$ 150,000      BBB/Baa3      Mack-Cali Realty Corp., 7.25%, 3/15/09       $   139,878
                                                                          -----------
                                                                          $   320,462
                                                                          -----------
                             Services (Commercial & Consumer) - 0.2%
   25,000      BBB/Baa3      Laidlaw Inc., 7.65%, 5/15/06                 $    23,691
                                                                          -----------
                             Telephone - 0.9%
  125,000      B/B2          Intermedia Communications Inc., 8.60%,
                             6/1/08                                       $   107,812
                                                                          -----------
                             Textiles (Apparel) - 1.3%
  150,000      BBB-/Baa2     Jones Apparel Group, Inc., 7.875%,
                             6/15/06 (144A)                               $   147,953
   15,000      BBB/Baa3      Levi Strauss & Co., 7.0%, 11/1/06 (144A)          13,350
                                                                          -----------
                                                                          $   161,303
                                                                          -----------
                             Waste Management - 1.1%
  150,000      B+/B2         Allied Waste North America Inc., 10.0%,
                             8/1/09 (144A)                                $   136,874
                                                                          -----------
                             Total Corporate Bonds
                             (Cost $5,610,613)                            $ 5,438,871
                                                                          -----------
                             U.S. Government and Agency
                             Obligations - 35.5%
  147,743                    Federal Home Loan Mortgage Corp., REMIC
                             Series 2043 G, 6.5%, 4/15/28                 $   145,234
   98,313                    Federal National Mortgage Association,
                             7.5%, 1/1/28                                      98,706
   97,809                    Federal National Mortgage Association,
                             6.5%, 4/1/14 to 4/1/29                            95,143
  238,353                    Federal National Mortgage Association,
                             7.0%, 5/1/28 to 5/1/29                           234,357
  134,761                    Government National Mortgage Association,
                             7.75%, 10/15/26                                  136,694
  361,784                    Government National Mortgage Association,
                             7%, 4/15/07 to 6/15/29                           357,297
  308,055                    Government National Mortgage Association,
                             6%, 5/15/14 to 6/15/29                           289,222
  459,797                    Government National Mortgage Association,
                             6.5%, 5/15/08 to 7/15/29                         446,825

12 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                      Value
                             U.S. Government and Agency
                             Obligations - (continued)
$ 262,786                    Government National Mortgage Association,
                             7.5%, 6/15/23 to 8/15/29                     $   264,048
   28,808                    Government National Mortgage Association
                             II, 6.5%, 1/20/28                                 27,564
   99,877                    Government National Mortgage Association
                             II, 7.5%, 8/20/29                                100,321
  215,000                    U.S. Treasury Bonds, 7.875%, 2/15/21             250,146
   70,000                    U.S. Treasury Notes, 5.25%, 8/15/03               68,612
  300,000                    U.S. Treasury Notes, 5.25%, 5/15/04              293,163
  350,000                    U.S. Treasury Notes, 6.00%, 8/15/04              353,307
  680,000                    U.S. Treasury Notes, 6.125%, 8/15/07             680,721
  665,000                    U.S. Treasury Notes, 5.625%, 5/15/08             645,495
                                                                          -----------
                             Total U.S. Government and
                             Agency Obligations
                             (Cost $4,502,153)                            $ 4,486,855
                                                                          -----------
                             Foreign Government Bonds - 6.3%
  301,659      B+/B2         Republic of Brazil - C Bond, 8.0%, 4/15/14+  $   187,594
  200,000      NR/Aaa        Deutschland Bundes Republic, 5.625%,
                             1/4/28                                           206,622
  250,000      NR/Caa1       Republic of Ecuador - Par Step Bond, 4.0%,
                             2/28/25                                           76,929
  500,000      BB/Ba3        Republic of Argentina - Par, 6.0%, 3/31/23       319,375
                                                                          -----------
                             Total Foreign Government Bonds
                             (Cost $792,889)                              $   790,520
                                                                          -----------
                             Supernational Bonds - 0.2%
   25,000      NR/A3         Andina de Fomento, 4.75%, 5/6/04 (144A)      $    25,159
                                                                          -----------
                             Total Supernational Bonds
                             (Cost $26,275)                               $    25,159
                                                                          -----------
                             TOTAL INVESTMENT IN SECURITIES - 95.3%
                             (Cost $12,307,123)                           $12,044,467
                                                                          -----------



The accompanying notes are an integral part of these financial statements.   13

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/99                                    (continued)
--------------------------------------------------------------------------------


Principal
Amount                                                                          Value
                             TEMPORARY CASH INVESTMENT - 4.7%
                             Repurchase Agreement - 4.7%
$ 600,000                    Chase Manhattan Corp., 4.5%, 9/30/99,
                             repurchase price of $600,000 plus accrued
                             interest on 10/1/99, collateralized by
                             $597,000 U.S. Treasury Notes, 7.75%,
                             12/31/99                                     $   600,000
                                                                          -----------
                             TOTAL TEMPORARY CASH INVESTMENT
                             (Cost $600,000)                              $   600,000
                                                                          -----------
                             TOTAL INVESTMENT IN SECURITIES AND
                             TEMPORARY CASH INVESTMENT - 100%
                             (Cost $12,907,123) (a)(b)                    $12,644,467
                                                                          -----------

+    Coupon consists of 5% cash payment and 3% paid-in-kind securities.


144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 1999, the value of these securities amounted to $1,319,001 or 10.4% of total net assets.


(a) At September 30, 1999, the net unrealized loss on investments, based on cost for federal income tax purposes of $12,913,904 was as follows:


       Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost                    $  68,536
       Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value                     (337,973)
                                                                            ---------
       Net unrealized loss                                                  $(269,437)
                                                                            ---------

(b) At September 30, 1999, the Fund had a capital loss carryforward of $832 which will expire in 2007 if not utilized.


Note: The Fund's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.


Purchases and sales of securities (excluding temporary cash investments) for the period ended September 30, 1999 were as follows:

                                Purchases          Sales
                                ---------          -----
Long-term U.S. Government      $5,522,552         $1,395,897
Other Long-term Securities      8,439,757            272,524



14 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
BALANCE SHEET 9/30/99
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $600,000) (cost $12,907,123)                            $12,644,467
  Foreign currencies, at value                                                    224
  Receivables -
   Forward foreign currency portfolio hedge contracts, open-net                 3,676
   Forward foreign currency portfolio hedge contracts, closed-net                 220
   Forward foreign currency settlement contracts-net                            1,541
   Fund shares sold                                                           263,159
   Interest                                                                   251,558
  Due from Pioneer Investment Management, Inc.                                 85,011
  Other                                                                         4,210
                                                                          -----------
    Total assets                                                          $13,254,066
                                                                          -----------
LIABILITIES:
  Payables -
   Investment securities purchased                                        $   279,804
   Fund shares repurchased                                                        350
   Dividends                                                                   16,324
   Due to bank                                                                137,769
  Due to affiliates                                                            22,705
  Accrued expenses                                                             73,648
                                                                          -----------
    Total liabilities                                                     $   530,600
                                                                          -----------
NET ASSETS:
  Paid-in capital                                                         $12,974,175
  Accumulated undistributed net investment income                              16,084
  Accumulated net realized loss on investments and foreign
    currency transactions                                                      (7,613)
  Net unrealized loss on investments                                         (262,656)
  Net unrealized gain on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                    3,476
                                                                          -----------
    Total net assets                                                      $12,723,466
                                                                          -----------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $6,480,572/680,646 shares)                            $      9.52
                                                                          -----------
  Class B (based on $5,688,792/595,334 shares)                            $      9.56
                                                                          -----------
  Class C (based on $554,102/58,224 shares)                               $      9.52
                                                                          -----------
MAXIMUM OFFERING PRICE:
  Class A                                                                 $      9.97
                                                                          -----------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Period from 4/15/99 (Commencement of Operations) to 9/30/99


INVESTMENT INCOME:
  Interest                                                                     $  227,161
                                                                               ----------
EXPENSES:
  Management fees                                              $   19,942
  Transfer agent fees
   Class A                                                          9,203
   Class B                                                          8,672
   Class C                                                          1,147
  Distribution fees
   Class A                                                          3,211
   Class B                                                         12,252
   Class C                                                          1,492
  Administrative fees                                              13,139
  Custodian fees                                                   19,040
  Registration fees                                                23,153
  Professional fees                                                25,209
  Printing                                                         10,985
  Fees and expenses of nonaffiliated trustees                      11,758
  Miscellaneous                                                     3,718
                                                               ----------
    Total expenses                                                             $  162,921
    Less management fees waived and expenses
      assumed by Pioneer Investment Management, Inc.                             (128,594)
    Less fees paid indirectly                                                      (1,051)
                                                                               ----------
    Net expenses                                                               $   33,276
                                                                               ----------
     Net investment income                                                     $  193,885
                                                                               ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
    Investments                                                $   (7,627)
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies            11,238      $    3,611
                                                               ----------      ----------
   Net unrealized gain (loss) from:
    Investments                                                $ (262,656)
    Forward foreign currency contracts and other
      assets and liabilities denominated in foreign
      currencies                                                    3,476      $ (259,180)
                                                               ----------      ----------
    Net loss on investments and foreign currency
      transactions                                                             $ (255,569)
                                                                               ----------
    Net decrease in net assets resulting from operations                       $  (61,684)
                                                                               ----------

16 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Period from 4/15/99 (Commencement of Operations) to 9/30/99


FROM OPERATIONS:
Net investment income                                                  $   193,885
Net realized gain on investments and foreign currency transactions           3,611
Net unrealized loss on investments and foreign currency transactions      (259,180)
                                                                       ------------
  Net decrease in net assets resulting from operations                 $   (61,684)
                                                                       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($0.27 per share)                                             $   (97,780)
 Class B ($0.23 per share)                                                 (85,115)
 Class C ($0.28 per share)                                                  (9,827)
                                                                       ------------
  Total distributions to shareholders                                  $  (192,722)
                                                                       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $13,803,201
Reinvestment of distributions                                              152,069
Cost of shares repurchased                                              (1,077,398)
                                                                       ------------
  Net increase in net assets resulting from fund share transactions    $12,877,872
                                                                       ------------
  Net increase in net assets                                           $12,623,466
NET ASSETS:
Beginning of period (initial capitalization - 10,000 shares)               100,000
                                                                       ------------
End of period (including accumulated undistributed net investment
 income of $16,084)                                                    $12,723,466
                                                                       ------------


                                   '99 Shares      '99 Amount
CLASS A
Shares sold                          704,044      $6,825,752
Reinvestment of distributions          9,424          90,363
Less shares repurchased              (42,822)       (411,832)
                                     -------      ----------
  Net increase                       670,646      $6,504,283
                                     -------      ----------
CLASS B
Shares sold                          658,772      $6,413,785
Reinvestment of distributions          5,503          52,990
Less shares repurchased              (68,941)       (663,578)
                                     -------      ----------
  Net increase                       595,334      $5,803,197
                                     -------      ----------
CLASS C
Shares sold                           57,522      $  563,664
Reinvestment of distributions            904           8,716
Less shares repurchased                 (202)         (1,988)
                                     -------      ----------
  Net increase                        58,224      $  570,392
                                     -------      ----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/99
--------------------------------------------------------------------------------


                                                            4/15/99
                                                              to
                                                            9/30/99
CLASS A
Net asset value, beginning of period                        $ 10.00
                                                            -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.27
 Net realized and unrealized loss on investments and
   foreign currency transactions                              (0.48)
                                                            --------
  Net decrease from investment operations                   $ (0.21)
Distributions to shareholders:
 Net investment income                                         (0.27)
                                                            --------
Net decrease in net asset value                             $ (0.48)
                                                            --------
Net asset value, end of period                              $  9.52
                                                            --------
Total return*                                                ( 2.09)%
Ratio of net expenses to average net assets                    0.93%**+
Ratio of net investment income to average net assets           7.99%**+
Portfolio turnover rate                                          61%**
Net assets, end of period (in thousands)                    $ 6,481
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
 Net expenses                                                   5.72%**
 Net investment income                                          3.20%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and
  reduction for fees paid indirectly:
 Net expenses                                                   0.89%**
 Net investment income                                          8.03%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


18 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/99
--------------------------------------------------------------------------------


                                                                   4/15/99
                                                                     to
                                                                   9/30/99
CLASS B
Net asset value, beginning of period                               $ 10.00
                                                                   -------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.23
 Net realized and unrealized loss on investments and
   foreign currency transactions                                      (0.44)
                                                                   --------
  Net decrease from investment operations                          $  (0.21)
Distributions to shareholders:
 Net investment income                                                (0.23)
                                                                   --------
Net decrease in net asset value                                    $  (0.44)
                                                                   --------
Net asset value, end of period                                     $  9.56
                                                                   --------
Total return*                                                         (2.10)%
Ratio of net expenses to average net assets                            1.74%**+
Ratio of net investment income to average net assets                   7.07%**+
Portfolio turnover rate                                                  61%**
Net assets, end of period (in thousands)                           $  5,689
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for fees
  paid indirectly:
 Net expenses                                                          6.21%**
 Net investment income                                                 2.60%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and
  reduction for fees paid indirectly:
 Net expenses                                                          1.70%**
 Net investment income                                                 7.11%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   19

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/99
--------------------------------------------------------------------------------


                                                                   4/15/99
                                                                      to
                                                                   9/30/99
CLASS C
Net asset value, beginning of period                               $ 10.00
                                                                   -------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.27
 Net realized and unrealized loss on investments and
  foreign currency transactions                                      (0.47)
                                                                   --------
  Net decrease from investment operations                          $ (0.20)
Distributions to shareholders:
 Net investment income                                               (0.28)
                                                                   --------
Net decrease in net asset value                                    $ (0.48)
                                                                   --------
Net asset value, end of period                                     $  9.52
                                                                   --------
Total return*                                                        (2.04)%
Ratio of net expenses to average net assets                           1.49%**+
Ratio of net investment income to average net assets                  6.65%**+
Portfolio turnover rate                                                 61%**
Net assets, end of period (in thousands)                          $    554
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for fees
  paid indirectly:
 Net expenses                                                        12.65%**
 Net investment loss                                                 (4.51)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and
  reduction for fees paid indirectly:
 Net expenses                                                         1.45%**
 Net investment income                                                6.69%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.

20 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/99
--------------------------------------------------------------------------------


1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on January 5, 1999 and commenced operations on April 15, 1999. Prior to April 15, 1999 the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by The Pioneer Group, Inc. (PGI). The investment objective of the Fund is to produce a high level of current income.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation
  Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there is no other readily available valuation method are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Market discount and premium are accreted or amortized daily on a straight-line basis. Interest income is recorded on the accrual basis, net of unrecoverable foreign

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/99                              (continued)
--------------------------------------------------------------------------------

  taxes witheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


B. Foreign Currency Translation
  The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

  Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts
  The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D. Federal Income Taxes
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

  At September 30, 1999, the Fund reclassified $11,224 and $3,697 from accumulated undistributed net realized gain on investments and paid-in capital, respectively, to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.


E. Fund Shares
  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of PGI. PFD earned $12,366 in underwriting commissions on the sale of fund shares during the period ended September 30, 1999.


F. Class Allocations
  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/99                              (continued)
--------------------------------------------------------------------------------

  The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.


G. Repurchase Agreement
  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement
PIM manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $100 million; 0.70% of the next $400 million; 0.65% of the next $500 million; and 0.60% of the excess over $1 billion.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 0.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. Prior to July 8, 1999, PIM had voluntarily agreed to limit management fees and other operating expenses to the extent that such expenses exceeded 1.50% of the Class A expenses; the portion of the Fund-wide expenses attributable to Class B and Class C shares were reduced only to the extent that such expenses were reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.


3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $16,305 in transfer agent fees payable to PSC at September 30, 1999.


4. Distribution Plans
The Fund adopted Plans of Distribution with respect to each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $6,400 in distribution fees payable to PFD at September 30, 1999.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the period ended September 30, 1999, CDSCs in the amount of $1,294 were paid to PFD.


5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended September 30, 1999, the Fund's expenses were reduced by $1,051 under such arrangements.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/9                               (continued)
--------------------------------------------------------------------------------

6. Forward Foreign Currency Contracts
At September 30, 1999, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at September 30, 1999 were as follows:


-----------------------------------------------------------------------------------------
                Contracts     In Exchange     Settlement                   Net Unrealized
  Currency     to Deliver         For            Date         Value             Gain
=========================================================================================
  EUR           170,000         $177,404      10/18/99      $181,080           $3,676
-----------------------------------------------------------------------------------------

Included in accumulated net realized gain on investments and foreign currency transactions is $220, which represents the realized gain on closed but unsettled portfolio hedges totaling $62,855.

At September 30, 1999, the gross forward foreign currency settlement contracts receivable and payable were $119,460 and $117,919 respectively, resulting in a net receivable of $1,541.

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Strategic Income Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Strategic Income Fund as of September 30, 1999, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
November 5, 1999

Pioneer Strategic Income Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Officers                            Trustees
John F. Cogan, Jr.                  John F. Cogan, Jr., Chairman and
Mary K. Bush                          President
Richard H. Egdahl, M.D.             David D. Tripple, Executive Vice President
Margaret B.W. Graham                Sherman B. Russ, Vice President
John W. Kendrick                    Eric W. Reckard, Treasurer
Marguerite A. Piret                 Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                                Income Funds
United States                               Taxable
Pioneer Capital Growth Fund                 Pioneer America Income Trust
Pioneer Growth Shares                       Pioneer Bond Fund
Pioneer Micro-Cap Fund                      Pioneer Limited Maturity Bond Fund
Pioneer Mid-Cap Fund                        Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund
                                            Tax-Free
                                            Pioneer Tax-Free Income Fund
Pioneer Europe Fund
International/Global
Pioneer Emerging Markets Fund
Pioneer Indo-Asia Fund                      Money Market Fund
Pioneer International Growth Fund           Pioneer Cash Reserves Fund*
Pioneer World Equity Fund


Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares




















* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com





This report must be preceded or accompanied by a current Fund prospectus.


[Pioneer Logo]


 Pioneer Investment Management, Inc.
 60 State Street                       7093-00-1199
 Boston, Massachusetts 02109           (C) Pioneer Funds Distributor, Inc.
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